                          C O N T R A C T  O F  L E A S E
                          ---------------  ---  ---------



KNOW ALL MEN BY THESE PRESENTS:

     THIS CONTRACT OF LEASE, made and entered into by and between:

     JOE & LARRY ACTIVE WEARS CO., INC. (formerly Hanover Manufacturing Corp.) a corporation duly organised and existing under the laws of the Philippines with principal office and place of business at Mactan Export Processing Zone, Lapu-Lapu City, Cebu, Philippines and represented in this act by its President, Mr. Jose T. Ng, of legal age, Filipino, married and a resident of Mandaue City, Cebu, Philippines, hereinafter known as the Lessor;

                                    - a n d -

     SMARTFLEX SYSTMES ( PHILS. ) INC., a corporation duly organised and existing under the laws of the Philippines, represented in this act by Mr. WILLIAM L. HEALEY , in his capacity as the President of the Smartflex Systems ( Phils. ) Inc., legal age, Amercian Citizen, with principal office at 5th street, Mactan Export Processing Zone, Lapu-Lapu City, Cebu, Philippines, hereinafter known as the LESSEE.

                               W I T N E S S E T H

     Whereas, the LESSOR being an Ecozone Enterprise, is the owner of a factory building situated at Gate 1, 5th Street, Mactan Export Processing Zone, Lapu-Lapu City, Cebu, Philippines, constructed on a land owned, administered or operated by the Philippine Economic Zone Authority;

     Whereas, the LESSEE is desirous, and the LESSOR is agreeable, to lease the above mentioned building together with its right to the use of the land on which its stand, including all facilities, utilities therein, subject to the following TERMS AND CONDITIONS:

1.0 LEASED PREMISES- Factory building No. 2 and 3 of Joe & Larry Active Wears Co., Inc., situated at Gate 1, 5th Street, Mactan Export Processing Zone, Lapu-Lapu City, Cebu, Philippines, with an area of 1,400 square meters per unit or a total of 2,800 square metes, plus a 400 square meters mezzanine.

2.0 DURATION OF CONTRACT- The term of Lease shall be for Three ( 3 ) Years, renewable thereafter with escalation of not exceeding 15% on the rental. The Lease may be renewed by the LESSEE, at its discretion, for a period of Three ( 3 ) Years, provided the LESSEE notifies the LESSOR IN writing not later than One Hundred Eighty ( 180 ) days prior to the end of original lease period subject to the stated escalation of rent.

     2.1 UNDERTAKING OF LESSEE UPON EXPIRY OF TERM- After expiration of the said lease period, and the LESSEE have decided not to renew the Contract but nevertheless continue to temporarily occupy the Leased premises, before LESSOS'S exercise of its rights under provision on BREACH AND DAMAGES and without prejudice to such exercise, said occupancy shall be deemed automatically renewed for One ( 1 ) Year, under the same Terms and Conditions with a minimum of Twenty (20%) Percent increase on the agreed rental for the new term.

     2.2 SURRENDER & DELIVER OF PREMISES- LESSEE agrees to surrender and deliver said premises peacefully to LESSOR upon termination of said extended period. If LESSEE remain in possession of the said Premises shall be considered as having com- mitted an act of forcible detention of said Premises and shall then be subjected to forcible removal without resort to court processes, and LESSOR may then exercise its rights under the provisions on Breach & Damages hereinafter provided. Furthermore, if said Premises be not surrendered at the end of the said period, LESSEE shall responsible to LESSOR for all damages, which LESSOR may suffer by reason thereof and will indemnify LESSOR against all claims made by any succeding tenants, or other prejudiced parties so far as such delay is occasioned by the failure of LESSEE to surrender the Premises.

                                      (23)

3.0 PRE - TERMINATION OF CONTRACT - The LESSEE may terminate the lease before the expiration of its term, provided that the LESSEE shall notify the LESSOR at least six ( 6 ) Months before the date intended for termination, and that the LESSEE shall continue to pay monthly rentals for the remaining Six ( 6 ) Months. Furthermore, the Three ( 3 ) Month Commitment Fee paid by the LESSEE shall be deemed forfeited.

4.0 AMOUNT OF RENT - The monthly rental shall be US$ 5.80 per square meter for the ground floor and US$ 3.40 per square meter for the mezzanine floor, fixed for Three ( 3 ) Years.

4.1 PAYMENT OF RENTAL - LESSEE shall pay LESSOR the rental amount in full within the first Ten ( 10 ) days of each calendar month at LESSOR OFFICE, without need of notice or demand. Two ( 2 ) Percent surcharge per month shall be added for payment made after said due date. However, in case the delay in payment is due to clerical errors, no surcharge shall be imposed, provided that such clerical error shall only be for the first time.

4.2 INCREASE OF RENTAL - LESSEE shall pay a proportionate increase in the rental, not exceeding Ten ( 10% ) percent of the rent provided herein, when so required by the LESSOR in the event that the Government shall increase the assessed value of, or the realty taxes on the leased premises.

5.0 DEPOSITS AND ADVANCES - A Three ( 3 ) Month Commitment Fee and Three ( 3 ) Month Advance Security Deposit will be required upon signing of LEASE CONTRACT and prior to move-in.

     5.1 COMMITMENT FEE - The Three ( 3 ) Month Commitment Fee shall be con-sidered as Advanced Rental for the last Three ( 3 ) Months of the Lease period;

     5.2 SECURITY DEPOSIT - The Security Deposit shall be refunded, interest free at the end of the lease period, less any obligations for utilities rent, repair of the buildings, and after the LESSEE shall have vacated the premises and cleared the same of any debris. This said deposit can be refunded to the LESSEE upon the renewal of the Lease Agreement for a Second Term provided the LESSEE shall undertake a guarantee/assurance in the form of Surety Bond by any reputable Surety Company to guarantee the obligations.

6.0  BREACH AND DAMAGES - Upon the happening of any of the following events:

     6.1 Failure of LESSEE to pay any single  monthly  rent within the first Ten
     (10) days of each month, consistent with Paragraph 4.1; or

     6.2 Premature Termination of the Lease Period agreed upon; or

     6.3 Default or Breach in any of the Terms and Conditions of this Lease Contract by LESSEE; or

     6.4 If LESSEE shall become bankrupt or being a corporation shall go into liquidation, or if LESSEE shall otherwise become insolvent or shall suffer any execution to be levied on his/its leasehold interest on the leased premises or otherwise on LESSEE'S goods; or

     6.5 Upon expiration of lease period, then and in either or any such event it shall be lawful for the LESSOR to exercise any of the following cummulative rights and remedies reserved to the LESSOR, without need of demand or notice or resort to court processes;

     0.1 To declare this lease terminated and to consider the rents for the unexpire period due and demandable;

     0.2 To proceed against the security deposit and apply the same to the purpose for which it was constituted;

                                      (24)

0.3 Time being the essence in the performance of this contract, LESSEE hereby constitute LESSOR as his/its leased premises to be opened in the presence of a peace officer/authorized persons from the Zone Authority to take inventories of LESSEE'S merchandise, equipments, furnitures, and fixtures, etc., and place the same in LESSOR'S factory so that LESSOR can recover full possession and enjoyment of said lease premises, with the LESSEE undertaking to pay all reasonable expenses incurred by the LESSOR in connection with said removal and transfer of said property including storage charges;

0.4 Upon failure of LESSEE to claim said property from storage within Ninety ( 90 ) days from the date of transfer, LESSOR is hereby given under said Power-of-Attorney authority to dispose of said property in private sale and to apply the proceeds thereof to whatever indebtedness or liabilities arising out of said default/breach by the LESSEE, and the balance, if any, shall be turned over to LESSEE;

0.5 For and in the performance by LESSOR its rights of re-entry and repossession under this said authority, LESSOR may so exercise the same without resort to judicial processes and may use such reasonable force as may be necessary to reposses and enjoy to lease premises; and the LESSOR shall not incur civil and/or criminal liabilities whatsoever as a result thereof;

0.6 To demand from LESSEE, and the LESSEE to pay the LESSOR TWENTY FIVE (25%) PERCENT of the total amount due under the contract upon its breach of default by LESSEE, but in no case less than TEN THOUSAND ( P 10,000.00 ) PESOS, in concept of Attorney's Fees for the enforcement of LESSOR'S rights/remedies provided herein, judicially or extrajudicially, in addition to expenses of litigation. Further, parties agree to submit to jurisdiction of the Regional Trial Court of Lapu-Lapu City, Cebu.

7.0  OTHER UNDERTAKINGS OF LESSEE:

     7.1 USE OF PREMISES - The LESSEE hereby expressly agrees and warrants that the leased premises shall be used exclusively for the manufacturing of electronic products and/or any other production activity predominantly export oriented;

     7.2 SUB-LEASING - The LESSEE shall not directly or indirectly sub-lease, assign, transfer, convey, mortgage, or in any manner incumber its rights of lease over the leased premises or any portion thereof without the KNOWLEDGE of the LESSOR. The LESSOR will allow a sub-lease provided the same is reasonable.

     7.3 REPAIRS, ALTERATIONS & IMPROVEMENTS - The LESSEE shall not commence or proceed with any repair work nor in any case introduce improvements or make any alterations without prior knowledge of the LESSOR; Provided however, that all improvements or alterations which can not be removed without causing damage to the premises shall form an integral part of the leased premises, and shall not be removed therefrom but shall belong and become the exclusive property of the LESSOR upon the termination of the lease without need for reimbursement for the costs thereof. However, ITEMS THAT MAY BE REMOVED IF THE AREA WHERE THE ITEMS ARE RE-MOVED IS RESTORED TO THEIR ORIGINAL STATUS.

     7.4 TAXES - LESSEE shall pay whatever Value Added Tax that may be imposed by the government throughout the period of lease. Taxes due upon improvements introduced in the premises by the LESSEE shall be for the account of the LESSEE for so long as LESSEE is enjoying the beneficial use of the premises.

     7.5 PUBLIC UTILITIES - The LESSEE shall pay for electricity, telephone, water bills, as well as government annual inspection fees on public utilities or services enjoyed in the leased premises.

     7.6 COMPLIANCE WITH LAWS, ORDINANCE & REGULATIONS - The LESSEE shall comply with any and all laws, ordinance, regulations or orders of the National or City government authorities, arising from or regarding the use, occupation and sanitation of the leased premises. Failure to comply the said laws, ordinances, regulations or orders shall be at the exclusive risk and expense of the LESSEE.

                                      (25)

     7.7 INJURY TO PERSONS WITHIN THE PREMISES - The LESSEE shall be responsible for all acts done by its agents or employees and other persons entering the leased premises insofar as the enforcement of this contract is concerned. Any damage to the leased premises due to the fault of the LESSEE, its agents, employees and/or servants or other third persons who may have gained access to the leased premises shall be promptly repaired by the LESSEE at its exclusive expense; LESSEE, as a material part of the consideration to be rendered to LESSOR, hereby waives all claims against LESSOR for damages to goods, wares and merchandise in, upon, or about said premises, from any cause arising at any time, and the LESSEE will hold LESSOR exempt from any damage or injury to any person or to the goods, wares, and merchandise of any persons arising from the use of the premises by the LESSEE or from failure of LESSEE to keep the premises in good condition and repair, as herein provided.

     The LESSOR shall be responsible for all acts done by its agents or emplyee and other persons entering the common areas ( not leased premises ) insofar as the enforcement of this contract is concerned. Any damage to the common areas due to that fault of the LESSOR, its agents, employees and/or servants or other third persons who may gained access to the common areas shall be repaired promptly by the LESSOR at its exclusive expenses; LESSOR as a material part of the consideration to be rendered to LESSEE, hereby waives all claims against LESSEE for damages to goods, wares and mercchandise in , upon, or about said common areas, from any cause arising at any time, and LESSOR will hold LESSEE exempt from any damage or injury to any person or to the wares, goods and merchandise of any person arising from the use of the common areas by the LESSOR or from failure of LESSOR to keep the common areas in good condition and repair, as herein provided.

     7.8 PARTIAL OR TOTAL DESTRUCTION - In case of damage to leased premises or its appurtenances by fire, earthquake or other unforseen causes or for any cause independent of the will of the LESSOR, the LESSOR shall immediately notify the LESSEE of such fact; if the leased premises would only be partially destroyed without fault or negligence of the LESSEE or its ag nts, employ es, or visitors, the damage shall be immediately repaired at the expense of the LESSOR. In the event that the LESSEE undertake the repair to return the building to its leased condition, then the costs of repair shall be deducted from the monthly rental.

     In the event that the building or the leased premises are damaged to the extend of being uninhabitable and untenantable without fault or negligence of the LESSEE, its ag nts, employees or visitors, the rental shall be paid for what was used. If the building becomes uninhabitable then all deposit and security fees will be refunded to the LESSEE.

     7.9 INSURANCE - The LESSOR will carry insurance on the building structure itself against fire, earthquake, typhoon and other natural disasters, etc. and must show p oof of insurance to LESSEE.

     8.0 NOT TO INCREASE INSURANCE RATES - No use shall be made or permitted to be made of said premises; nor acts done, which will increase the existing rate of insurance upon the building, or any part thereof nor shall LESSEE sell, or p rmit to be kept, used or sold, in or about said premises any articles which may be prohibited by the standard form of fire insurance.

     8.1 TO COMP Y WITH INSURANCE REQUIREMENTS - LESSEE shall, at his/its sole cost and exp nse, comply with any and all requirements pertaining to said p emises, or of any insurance organization or company, necessary for the maintenance of reasonable fire and public liability insurance, covering said building and appurtenances.

     8.2 IN CASE OF EMERG NCY - In case of emergency, upon the happening of the insured risk, LESSOR is authorized to break padlock and/or doors of the leased premises without further notice; and no losses or damage will be claimed against LESSOR for such action.

     8.3 VACATE OR BANDON - LESSEE shall not vacate or abandon the premises at any time during the term. Absence or non-operation of the business, or closure for a continous period of Thirty ( 30 ) days shall be considered abandonement, unless notice is given by LESSEE to LESSOR. If LESSEE shall abandon, vacate or surrender said premises, or be dispossessed by process of law, or otherwise, any personal property belonging to LESSEE and left

                                      (26)
     on the premises shall be deemed abandoned and at the option of LESSOR, excep such p op rty as may be mortgaged or pleadged to LESSOR.

     8.4 FREE FROM LIENS AND COMPLIANCE WITH REQUIREMENTS OF LAW - LESSEE shall keep the leased premises and the property in which the said premises are situated, free from any liens arising out of any work performed, materials furnished, or obligations incurred by the LESSEE.

     LESSEE shall at his/ ts sole cost and expense comply with all the requirements of all city and national authorities now in force, or which may here after be in force, p rtaining to the said premises, and shall faithfully observe in the use of the premises all ordinances and statutes now in force or which may hereafter be in force.

     The judgement of any court of competent jurisdiction, or the admission of LESSEE, whether LESSOR be a party thereto or not, the LESSEE has violeted any such ordinance or statutes in the use of the premises, shall be conclusive of that fact as between LESSOR and LESSEE.

     8.5 PROJECTING SIGNS - LESSEE shall not place or permit to be placed any projecting sign, marques or awning on the front of said premises without written consent of LESSOR. LESSOR acknowledges LESSEE'S intent to place a sig in the front of the premises and concurs with its placement.

     8.6 LESSOR'S RIGHT TO INSPECT & KEYS - During the lease period, the LESSOR or their representatives shall be allowed to enter the premises for purpose of inspecting the area, provided a written approval letter from the LESSEE is obtain Fourteen ( 14 ) days prior to the inspection date. However, during the last Six ( 6 ) months of the lease, the LESSEE shall allow the LESSOR or their representatives to enter the premises for purpose of showing the area/premises to the new prospective LESSEE. Written approval letter from the LESSEE is needed at least Two ( 2 ) days prior to the visiting date.

     LESSEE shall turn over to LESSOR all keys of the leased premises including duplicAtes, at the expiration or the early termination of the lease period as provided herein.

     8.7 KEEP ING PETS - LESSEE shall obligates itself not to keep or raise within the leased premises any pets, such as dogs, cats, birds, and other animals.

     8.8 MAINTENANCE - LESSEE shall contribute to maintenance of the area surrounding the leased premises, such as janitorial, landscaping, gardening, security guards and the like, services, at the rate to be determined from the actual expenses, and prorated among the LESSEES based on mutually agreed to formulas.

     8.9 WELDING & ACY TELENE & OTHER FIRE HAZARDOUS EQUIPMENTS - Welding & Acytelene and other fire hazardous equipments are strictly prohibited within the premises on a routine basis. LESSOR acknowledged that during the construction phase, equipment placment phase, or during equipment repair, these fire hazardous equipments may be used. LESSEE shall give LESSOR prior notice.

     9.0 IMMOBILE VEHICLES - All immobile vehicles such as cars, Jeeps, vans, trailers, p sh carts, etc. that are stationary junked must be removed immediately. Continous parking of these types of vehicles are not allow. LESSEE shall keep the Drive Way free from obstructions.

     10.0 DAMAGES, ATTORNEY'S FEES AND LITIGATION COSTS - Should any of the parties violate or fail to comply with any of its obligations herein stipulated, the party at fault shall pay the innocent one liquidated damages in the amount of TEN THOUSAND ( P 10,000.00 ) PESOS, Philippine Currency, in addition to any and all damages, actual and consequintial resulting f om such violation or violations aside from Attorney's Fees in the amount of not less than TEN THOUSAND ( P 10,000.00 ) PESOS, Philippine Currency and the costs of the litigation and other expenses by reason thereof.

                                      (27)

     11.0 QUIET POSSESSION - Upon LESSEE paying the rent for the premises and observing all of the covenants, conditions and provisions on LESSEE'S part to be observed and performed hereunder, LESSEE shall have quiet possession of the premises for the entire term of hereof, subject to all the provisions of this lease. The individuals executing this lease in behalf of the LESSOR represent and warrant to LESSEE that they are fully authorized and legally capable of executing this lease on behalf of LESSOR and that such execution is binding upon all parties holding an ownership interest in the Premises.

          IN WITNESS WHEREOF, the parties hereto have hereunto set their hands this ___________________ of ____________________ 1996, in the City of
     ____________+____ , Cebu.



    JOE & LARRY ACTIVE WEARS CO., INC.          SMARTFLEX SYSTEMS (PHILS.) INC.


    /s/ Jose T. Ng                              /s/ William L. Healey
    ------------------------------              --------------------------------
    JOSE T. NG/ PRESIDENT                       AUTHORIZED SIGNATURE

    RES.  CERT.  NO.  15702674  C               PASSPORT  NO.   035058666
    ISSUED  ON  JAN. 9, 1996                    ISSUED  ON  JUN  10, 1994
    ISSUED  AT  CITY  OF  MANDAUE               EXPIRATION DATE JUN 9, 2004
                                                ISSUED  AT  LOS  ANGELES, U.S.A.


    THE SIGNATURE OF OUR WITNESSES:

           /s/ Joelix S. Ng                           /s/  Eli Trinidad

    1.  JOELIX S. NG/VP - OPERATION             2.  ELI  TRINIDAD / HRD MANAGER
    -------------------------------             -------------------------------
    JOE & LARRY ACTIVE WEARS CO., INC.              SMARTFLEX SYSTEMS (PHIL.)



                          A C K N O W L E D G E M E N T
                          -----------------------------

REPUBLIC OF THE P ILIPPINES )
CITY OF CEBU   )  S.S.


     BEFORE ME, today MAY 24, 1996 , personally appeared above named individauls, the date of whose residence tax certifcates and Passport Number appear underneth their type written names above, known to me and to me lnown to be the same individauls who-

         1.  Executed the foregoing lease contract duly signed by them and their witnesses, and sealed with my notarial seal;  and,

         2.  Each acknowledged to me that the same is their respective as well as their respective principals' free and voluntary act and deed.

WITNESS MY HAND AND SEAL.


                                      (28)